                                                                  EXECUTION COPY
                                                                           4155q

                             MEMORANDUM OF AGREEMENT

      THIS MEMORANDUM OF AGREEMENT (this "Memorandum") is made and entered into as of the 10th day of October, 1988, by and between THE CITY OF ATLANTA, a municipal corporation chartered pursuant to the law of the State of Georgia ("City"), and MCA CONCERTS, INC., a California corporation ("MCA").

      City and MCA have executed and entered into that certain Agreement between the City of Atlanta and MCA Concerts, Inc., dated as of even date herewith (the "Agreement"), whereby City and MCA make certain agreements upon the terms and conditions set forth in the Agreement. The Agreement relates to (i) that certain Amended Indenture of Lease between City and Filmworks U.S.A., Inc., a Georgia corporation, dated February 2, 1984, and recorded in Book 8831, Page 185 of the Records of the Clerk of the Superior Court of Fulton County, Georgia, as amended, (ii) that certain Sublease between Filmworks U.S.A., Inc., and MCA, dated as of January 20, 1988, as amended, a memorandum of which is recorded in the aforesaid Records, and (iii) that certain real property which is situated in Fulton County, Georgia, and described in Exhibit A, attached hereto and by this reference incorporated herein. The Agreement is on file in the offices of City and MCA.

      IN WITNESS WHEREOF, City and MCA, acting through their respective duly authorized officers or representatives, have duly executed this Memorandum under seal as of the day and year first above written.

Signed, sealed, and delivered                     MCA CONCERTS, INC.,
this 17th day of October, 1988,                   a California corporation
in the presence of:


/s/ [ILLEGIBLE]                                   By /s/ Marc Bension
---------------------------                          ---------------------------
Unofficial Witness                                   Name Marc Bension
                                                     Title President

/s/ Linda Jo Brown
---------------------------
Notary Public                                      Attest /s/ Robert Biniaz
                                                         -----------------------
                                                         Name Robert Biniaz
My commission expires:                                   Title Vice-President

       July 10, 1992                                    [CORPORATE SEAL]
---------------------------
      [Notary Seal]

-------------------------------------
                LINDA JO BROWN
[SEAL]    NOTARY PUBLIC - CALIFORNIA
              CITY AND COUNTY OF
                 LOS ANGELES
My Commission Expires July 10, 1992
-------------------------------------

                       [Signatures continued on next page]

Signed, sealed, and delivered                    CITY OF ATLANTA,
this 25th day of October 1988,                   a municipal corporation
in the presence of:                              of the State of Georgia


/s/ Vicki Moore                                  By /s/ Andrew Young
---------------------------                         ---------------------------
Unofficial Witness                                  Name Andrew Young
                                                    Title Mayor

/s/ [ILLEGIBLE]                                  Recommended:
---------------------------
Notary Public
                                                 /s/ [ILLEGIBLE]
My commission expires:                           -------------------------------
                                                 Chief Administrative Officer
Notary Public, Gwinnett County, Georgia
  My Commission Expires Apr. 9, 1992
          [Notary Seal]                          Attest /s/ [ILLEGIBLE]
                                                        ------------------------
                                                        Name
                                                        Title: [ILLEGIBLE]

                                                      [CORPORATE SEAL]

                                                Recommended:


                                                /s/ Betsy C. Baker
                                                --------------------------------
                                                Commissioner of Parks,
                                                Recreation and Cultural
                                                Affairs

                                                Recommended:


                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Commissioner of Finance

                                                Recommended:


                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Commissioner of Public Works

                                                Approved as to form on
                                                behalf of City of Atlanta:


                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                Assistant City Attorney

                                    EXHIBIT A

                          Legal Description of Lakewood

All that tract or parcel of land lying and being in Land Lots 58, 71 and 72 of the 14th District of Fulton County, Georgia and being more particularly described as follows:

BEGINNING at a nail placed in the intersection formed by the centerline of South Pryor Road (abandoned on June 4, 1958) and the southwest line of the right-of-way of Claire Drive (being a 50 foot right-of-way); running thence southeasterly along the southwest line of the right-of-way of Claire Drive, and following the curvature thereof, a distance of 1379.3 feet to an iron pin placed; running thence south 35 degrees 48 minutes west a distance of 481.9 feet to an iron pin placed; running thence south 51 degrees 17 minutes 00 seconds east a distance of 1096.0 feet to an iron pin placed; running thence south 45 degrees 14 minutes 30 seconds east a distance of 220.0 feet to an iron pin placed; running thence south 74 degrees 29 minutes east a distance of 320.0 feet to the center of a manhole; running thence south 46 degrees 29 minutes east a distance of 326.3 feet to an iron pin placed on the northwest line of the right-of-way of Lakewood Avenue (being a 60 foot right-of-way), said iron pin placed being at a point 518.0 feet southwest, as measured along the northwest line of the right-of-way of Lakewood Avenue, from the intersection formed by the northwest line of the right-of-way of Lakewood Avenue and the southwest line of the right-of-way of Shadydale Avenue; running thence southwesterly along the northwest line of the right-of-way of Lakewood Avenue, and following the curvature thereof, a distance of 1733.1 feet to an iron pin placed; running thence north 84 degrees 50 minutes west a distance of 56.6 feet to an iron pin placed; running thence south 29 degrees 45 minutes west a distance of 33.6 feet to an iron pin placed; running thence in a westerly and northwesterly direction, along the arc of a curve having a chord bearing north 65 degrees 22 minutes west for 967.8 feet, a distance of 970.8 feet to an iron pin placed; running thence south 87 degrees 46 minutes west along the north line of the right-of-way of Lakewood Way (being a 60 foot right-of-way) a distance of 1176.2 feet to an iron pin found in the intersection formed by the north line of the right-of-way of Lakewood Way and the east line of the right-of-way of Pryor Road (being a 50 foot right-of-way); running thence north 00 degrees 32 minutes east along the east line of the right-of-way of Pryor Road a distance of 1598.7 feet to a nail placed in the intersection formed by the east line of the right-of-way of Pryor Road and the centerline of South Pryor Road (abandoned June 4, 1958); running thence in a northeasterly, easterly, southeasterly, northeasterly end northerly direction along the centerline of South Pryor Road and following the curvature thereof a distance of 2796.3 feet to the POINT OF BEGINNING (said course of 2796.3 feet being comprised of the arcs of the following chords: begin at the nail placed in the intersection formed by the east line of the right-of-way of Pryor Road and the centerline of South Pryor Road and run thence north 63 degrees 34 minutes east for 251.9 feet, run thence north 88 degrees 47 minutes east for 357.8 feet, run thence north 89 degrees 44 minutes east for 272.2 feet, run thence south 74 degrees 27 minutes east for 458.1 feet, run thence north 55 degrees 49 minutes east for 353.8 feet, run thence north 00 degrees 14 minutes east for 569.8 feet and run thence north 00 degrees 00 minutes west for 563.4 feet to the nail placed in the intersection formed by the centerline of South Pryor Road and the southwest line of the right-of-way of Claire Drive); being property depicted as 132.62 acres on that certain blueprint of survey, to which reference is made for all purposes, prepared by Watts & Browning, Engineers, dated May 20, 1970, and bearing the certification of A. W. Browning, Georgia Registered Land Surveyor No. 490.

TOGETHER WITH all other property, if any, owned by the City of Atlanta in Land Lots 58, 71 and 72 of the 14th District of Fulton County, Georgia, within the area which is bounded on the west by the above described property, on the south by Lakewood Avenue, on the east by Shadydale Avenue and on the north by Claire Drive, BUT NOT INCLUDING the rights of the City of Atlanta in and to (i) the right-of-way of any road, street or highway dedicated to public use or (ii) any utility easements or installations.

TOGETHER WITH all rights, members and appurtenances (except as hereinabove expressly limited) pertaining to the above described property.

LESS AND EXCEPT that portion of the above-described property lying and being in Land Lot 71 of the 14th District of Fulton County, Georgia and being more particularly described as follows:

BEGINNING at an iron pin found in the intersection formed by the east line of the right-of-way of Pryor Road and the north line of the right-of-way of Lakewood Way and running thence north 00 degrees 49 minutes 17 seconds west along the east line of right-of-way of Pryor Road a distance of 27.80 feet to an iron pin found in the intersection formed by the east line of the right-of-way of Pryor Road and the southeast side of Lakewood Park Entrance Road; running thence north 62 degrees 40 minutes 00 seconds east along the southeast side of Lakewood Park Entrance Road a distance of 299.83 feet to an iron pin found; running thence in a southeasterly, easterly and northeasterly direction, along the arc of a curve having a chord running north 82 degrees 47 minutes 17 seconds east for 156.00 feet, a distance of 173.40 feet to an iron pin set; running thence north 61 degrees 21 minutes 01 seconds east a distance of 92.00 feet to an iron pin found on the south side of Lakewood Park Entrance Road; running thence south 86 degrees 17 minutes 01 seconds east along the south side of Lakewood Park Entrance Road a distance of 277.56 feet to an iron pin found; running thence south 82 degrees 22 minutes 59 seconds east along the south side of Lakewood Park Entrance Road a distance of 230.00 feet to an iron pin set; running south 39 degrees 14 minutes 49 seconds east along the southwest side of Lakewood Park Entrance Road a distance of 45.00 feet to an iron pin set; running thence south 57 degrees 45 minutes 17 seconds east along the southwest side of Lakewood Park Entrance a distance of 125.00 feet to an iron pin found; running thence south 05 degrees 25 minutes 06 seconds west along the west side of Lakewood Park Entrance Road a distance of 25.05 feet to an iron pin found in the intersection formed by the west side of Lakewood Park Entrance Road and the north line of the right-of-way of Lakewood Way; running thence south 86 degrees 31 minutes 57 seconds west along the north line of the right-of-way of Lakewood Way a distance of 1,119.33 feet to an iron pin found; running thence north 57 degrees 14 minutes 39 seconds west along the northeast line of the right-of-way of Lakewood Way a distance of 24.92 feet to the POINT 0F BEGINNING; being property depicted as 3.80 acres on that certain blueprint of survey, to which reference is made for all purposes, prepared by and bearing the certification of Donald K. Stokes, Georgia Registered Land Surveyor No. 1896, dated April
1977; being property developed as the Southeast Atlanta Neighborhood Facility pursuant to a Resolution proposed by the Human Resources Committee under date of August 3, 1976, adopted by the Council of the City of Atlanta on August 16, 1976 and approved by the Mayor on August 20, 1976.

LESS AND EXCEPT that portion of the above-described property lying and being in Land Lot 72 of the 14th District of Fulton County, Georgia and being an area of
5.42 acres as shown on General Site Plan of the Lakewood Substation as attached hereto and made a part hereof and also filed in the Office of Engineering, Department of Environment and Streets, City of Atlanta.